                                 FORM 8-K/A


                            CURRENT REPORT PURSUANT
                           to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: May 8, 1998
                         ----------------------------

                              VIDEO UPDATE, INC.
                              ------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

             0-24346                              41-1461110
             -------                              ----------
      (Commission File Number)      (I.R.S. Employer Identification No.)


  3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota  55101
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         (Address of Principal Executive Offices)            (Zip Code)

                                   (612) 222-0006
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                                AMENDMENT NO. 1

     The undersigned registrant (the "Company") hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed on March 11, 1998 as set forth in the pages attached hereto.

     (List all such items, financial statements, exhibits or other portions amended)

     1. Item 7, page 2 Amended to incorporate by reference the Financial Statements of Moovies, Inc. and the Company's pro forma financial information.

                               TABLE OF CONTENTS

                                  FORM 8-K/A

                                  May 8, 1998



Item                                                     Page
----                                                     ----

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS                1

SIGNATURE                                                  3

EXHIBITS                                                   None


                                      -i-
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     a.   Financial statements of businesses acquired.

          The financial statements required by this item are included in the Company's Registration Statement on Form S-4 filed on January 23, 1998 and are hereby incorporated by reference.

     b.   Pro forma financial information.

          The financial statements required by this item are included in the Company's Registration Statement on Form S-4 filed on January 23, 1998 and are hereby incorporated by reference.

     c.   Exhibits.

          The following exhibits were previously filed with the Form 8-K filed on March 11, 1998.

          Exhibit
            No.                              Title
          -------                            -----

          10.1 Credit Agreement among Video Update, Inc., Various Lending Institutions and Banque Paribas, as Agent, dated as of March 6,1998

          10.2      U.S. Pledge Agreement dated as of March 6, 1998

          10.3 U.S. Security Agreement among Video Update, Inc., Various U.S. Subsidiaries of Video Update, Inc., and Banque Paribas, as Collateral Agent, dated as of March 6, 1998

          10.4      Subsidiaries Guarantee Agreement dated as of March 6, 1998

          10.5 Warrant Purchase Agreement between Video Update, Inc., and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998

          10.6 Warrant Agreement between Video Update, Inc. and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998

          10.7 Registration Rights Agreement between Video Update, Inc. and Banque Paribas, Grand Cayman Branch, dated as of March
                    6, 1998

     Matters discussed in this Amendment, including expectations as to Video Update's future operating results, contain forward-looking statements that involve risks and uncertainties. Future operating results or other events may differ materially and significantly from such forward-looking statements. Regarding the Senior Facility described in the Form 8-K filed March 11, 1998 and referred to herein, if Video Update is unable to maintain its current level of operations as it integrates the acquired Moovies stores, it will be required to reduce its overall expenditures and expansion plans to comply with the covenants and requirements of the Senior Facility. Additionally, any failure by Video Update to maintain its level of operations within the covenants and requirements of the Senior Facility could cause Video Update to be in default thereunder, allowing the lenders to take legal action against Video Update, including, but not limited to, the immediate acceleration of payment of borrowed funds, which could materially and adversely affect Video Update's operations. No assurances can be given that Video Update will not require additional sources of financing in addition to the Senior Facility, as a result of unanticipated cash needs or opportunities, an expanded growth strategy, or disappointing operating results. No assurance can be given that the additional funds when required, will be available on satisfactory terms, if at all. Additionally, no assurances can be given that Video Update will be successful in timely integrating and managing the operating, purchasing, marketing and management information systems of Moovies with those of Video Update or that Video Update will be able to hire, train, retain, and assimilate selected individuals at acquired stores. These and other risks related to the acquisition are detailed from time to time in Video Update's SEC reports, including Form 10-K for the year ended April 30, 1997 and Form 10-Q for the quarter ended January 31, 1998 and the proxy materials that were mailed to Video Update and Moovies stockholders on or about January 30, 1998.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Video Update, Inc.



Dated:  May 8, 1998                 By: /s/ Daniel A. Potter
                                      -------------------------
                                      Daniel A. Potter
                                      Chief Executive Officer